UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2002

PROVIDENT FINANCIAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

            Delaware                                                    000-28304                                          33-0704889
(State or other jurisdiction                                      (File number)                                   (I.R.S. Employer
of incorporation)                                                                                                           Identification No.)

3756 Central Avenue, Riverside, California                 92506
(Address of principal executive office)                   (Zip code)

Registrant's telephone number, including are code: (909) 686-6060

(Former name or former address, if changed since last report)

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Item 5. OTHER EVENTS.

        On September 17, 2002, the Board of Directors of Provident Financial Holdings, Inc. (the "Corporation") authorized the repurchase of up to 10% of its common stock, or approximately 529,600 shares. Shares will be repurchased from time to time in the open market over a one-year period depending on market conditions and the capital requirements of the Corporation.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

            (c)    Exhibits

                    99     Corporation's news release dated September 17, 2002.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 17, 2002                   Provident Financial Holdings, Inc.

                                                            /s/ Craig G. Blunden
                                                            Craig G. Blunden
                                                            Chairman, President and Chief Executive Officer
                                                            (Principal Executive Officer)

                                                            /s/ Donavon P. Ternes
                                                            Donavon P. Ternes
                                                            Chief Financial Officer
                                                            (Principal Financial and Accounting Officer)

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Exhibit 99

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NEWS RELEASE

PROVIDENT FINANCIAL HOLDINGS, INC.
ANNOUNCES 10% STOCK REPURCHASE PROGRAM AND COMPLETION
OF THE MARCH 2002 STOCK REPURCHASE PROGRAM

        Riverside, California, September 17, 2002 Provident Financial Holdings, Inc. (NASDAQ/PROV, the "Corporation"), the holding company for Provident Savings Bank, FSB, today announced that its Board of Directors authorized the repurchase of up to 10% of its common stock, or approximately 529,600 shares. The new program is the result of the early completion of the March 2002 program, which was completed in less than six months.

        Shares will be repurchased from time to time in the open market over a one-year period depending on market conditions and the capital requirements of the Corporation. This repurchase represents the eighth buyback through which the Corporation has previously retired approximately 2.42 million shares or approximately 31% of the shares issued in its initial public offering in 1996.

Forward-looking Statement

Certain matters in this Press Release constitute forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward looking statements relate to, among others, expectations of the business environment in which the Company operates, projections of future performance, perceived opportunities in the market, potential future credit experience, and statements regarding the Company's mission and vision. These forward looking statements are based upon current management expectations, and may, therefore, involve risks and uncertainties. The Company's actual results, performance, or achievements may differ materially from those suggested, expressed, or implied by forward looking statements due to a wide range of factors including, but not limited to, the general business environment, interest rates, the California real estate market, competitive conditions between banks and non-bank financial services providers, regulatory changes, and other risks detailed in the Company's reports filed with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the fiscal year ended June 30, 2001. Forward looking statements are effective only as of the date that they are made and Provident Financial assumes no obligation to update this information.

Contacts:        Craig G. Blunden                                 Donavon P. Ternes
                      Chairman, President & CEO                Senior Vice President & CFO

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